Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (“Agreement”), dated as of _________________, is made by and among JBI, INC., a corporation organized under the laws of Nevada (the “Company”) and each of the Persons listed on Schedule I hereto (collectively, the “Investors,” and individually an “Investor”).  Each of the Company and Investors are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, through a Confidential Private Placement Memorandum, dated as of December 19, 2012, including exhibits attached thereto (the “Memorandum”), the Company is offering (the “Offering”) to accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act) in one or more Closings up to 2,000,000 shares ( the “Maximum Amount”) of Series B Convertible Preferred Stock, $0.001 par value per share, of the Company (the “Series B Preferred Stock”), which shares shall have the rights, preferences and privileges as set forth in the Certificate of Designation of Series B Convertible Preferred Stock, attached as Exhibit D to the Memorandum (the “Series B Designation”);

WHEREAS, the Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated by the U.S.  Securities and Exchange Commission (the “SEC”) under the Securities Act (“Regulation D”) and Regulation S promulgated by the SEC under the Securities Act (“Regulation S”); and

WHEREAS, each Investor wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the aggregate number of shares of Series B Preferred Stock as set forth opposite such Investor’s name in column (3) on Schedule I at a per share purchase price of $3.50 per Share;

NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1            Definitions.

For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

“8-K Filing” has the meaning set forth in Section 5.2.

“Accredited Investor” has the meaning set forth in Rule 501 under the Securities Act.

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

“Agreement” has the meaning set forth in the preamble.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Closing” has the meaning set forth in Section 2.3.

“Closing Date” has the meaning set forth in Section 2.3.

“Common Stock” means the shares of common stock, par value $0.001 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Company Organizational Documents” means the Certificate of Incorporation and Bylaws of the Company and any other organizational documents of the Company and any of its Subsidiaries, each as amended.

“Contract” means any written or oral contract, lease, license, indenture, note, bond, agreement, arrangement, understanding, permit, concession, franchise or other instrument.

“Conversion Shares” means shares of Common Stock issuable upon conversion of the Series B Preferred Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will then be in effect.

“GAAP” means, with respect to any Person, generally accepted accounting principles in the U.S. applied on a consistent basis with such Person’s past practices.

“Governmental Authority” means any domestic or foreign, federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body.

“Indemnified Liabilities” has the meaning set forth in Section 7.2.

“Indemnitees” has the meaning set forth in Section 7.2.

“Intellectual Property” means all industrial and intellectual property, including, without limitation, all U.S. and non-U.S.  patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

“Investor” and “Investors” have the respective meanings set forth in the preamble.

“Investor Questionnaires” means the investor questionnaires completed by the Investors substantially in form attached hereto as Exhibit A, and each of the foregoing, is individually referred to herein as an “Investor Questionnaire.”

“Knowledge” shall mean, except as otherwise explicitly provided herein, actual knowledge after reasonable investigation.  The Company shall be deemed to have “Knowledge” of a matter if any of its officers or directors has Knowledge of such matter.  Phrases such as “to the Knowledge of the Company” or the “Company’s Knowledge” shall be construed accordingly.

“Laws” means, with respect to any Person, any U.S.  or non-U.S., federal, national, state, provincial, local, municipal, international, multinational or other Law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

“License” means any security clearance, permit, license, variance, franchise, order, approval, consent, certificate, registration or other authorization of any Governmental Authority, judicial authority or regulatory body, and other similar rights.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

“Material Adverse Effect” means, with respect to any Person, a material adverse effect on the business, financial condition, operations, results of operations, assets, customer, supplier or employee relations or future prospects of such Person.

“Maximum Amount” has the meaning set forth in the recitals.

“Memorandum” has the meaning set forth in the recitals.

“Offering” has the meaning set forth in the recitals.

“Order” means any order, judgment, ruling, injunction, assessment, award, decree or writ of any Governmental Authority or regulatory body.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

“Party” and “Parties” have the meanings set forth in the preamble.

“Person” means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

“Principal Market” means the OTCQB.

“Purchase Price” has the meaning set forth in Section 2.2.

“Regulation D” has the meaning set forth in the recitals.

“Regulation S” has the meaning set forth in the recitals.

“Regulation SHO” has the meaning set forth in Section 3.7(d).

“Rule 144” means Rule 144 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration.

“SEC” has the meaning set forth in the recitals.

“SEC Reports” has the meaning set forth in Section 4.9.

“Securities” means the Shares.

“Securities Act” has the meaning set forth in the recitals.

“Series A Preferred Stock” has the meaning set forth in Section 4.6.

“Series B Designation” has the meaning set forth in the recitals.

“Series B Preferred Stock” has the meaning set forth in the recitals.

“Shares” means, collectively, the shares of Series B Preferred Stock purchased in the Offering.

“Short Sales” has the meaning set forth in Section 3.7(d).

“Subsidiaries” means any Person in which the Company, directly or indirectly, (a) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (b) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

“Transaction Documents” means, collectively, this Agreement and the Investor Questionnaires and all agreements, certificates, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement.

“U.S.” means the United States of America.

“U.S. Person” has the meaning set forth in Regulation S under the Securities Act.

ARTICLE II
PURCHASE AND SALE OF THE SHARES; CLOSING

Section 2.1            Purchase and Sale of the Shares.

At the Closing, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, shall purchase from the Company on the Closing Date, such aggregate number of Shares as is set forth opposite such Investor’s name in column (3) on Schedule I.

Section 2.2            Purchase Price; Form of Payment.

The aggregate purchase price for the Shares to be purchased by each Investor (the “Purchase Price”) shall be the amount set forth opposite such Investor’s name in column (2) on Schedule I.  On the Closing Date: (i) each Investor shall pay its respective Purchase Price  for the Shares to be issued and sold to such Investor at the Closing, by wire transfer of immediately available funds to the Company in accordance with the wire instructions provided by the Company, such funds to be held until Closing; and (ii) immediately upon the Closing, the Company shall deliver to its transfer agent written instructions for the issuance to each Investor of one or more certificates representing such aggregate number of Common Shares as is set forth opposite such Investor’s name in column (3) of Schedule I, in all cases, duly executed on behalf of the Company and registered in the name of such Investor or its designee.

Section 2.3            Closing.

Upon the terms and subject to the conditions of this Agreement, the transactions contemplated by this Agreement shall take place at a closing (the “Closing”) to be held at the offices of Pryor Cashman LLP located at 7 Times Square, New York, NY 10036, at a time and date to be specified by the Parties, which shall be no later than the second (2nd) Business Day following the satisfaction or, if permitted pursuant hereto, waiver of the conditions set forth in Article VI, or at such other location, date and time as Investors and the Company shall mutually agree.  The date and time of the Closing is referred to herein as the “Closing Date.”  The Company may hold one or more Closings on the sale of Shares for an aggregate amount of not more than the Maximum Amount, and at any time after the initial Closing but not later than termination date specified in the Memorandum, the Company shall be permitted to sell, in one or more additional Closings, up to such number of Shares not sold at the initial Closing in an amount not to exceed the Maximum Amount in the aggregate (which amount shall include the amount sold in the initial Closing);

ARTICLE III
REPRESENTATIONS OF THE INVESTORS

The Investors severally, and not jointly, hereby represent and warrant to the Company that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III) (except where another date or period of time is specifically stated herein for a representation or warranty).

Section 3.1            Authority.

Such Investor has all requisite authority and power to enter into and deliver this Agreement and any of the other Transaction Documents to which such Investor is a party, and any other certificate, agreement, document or instrument to be executed and delivered by such Investor in connection with the transactions contemplated hereby and thereby and to perform such Investor’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  This Agreement has been, and each of the Transaction Documents to which such Investor is a party will be, duly and validly authorized and approved, executed and delivered by such Investor.

Section 3.2            Binding Obligations.

Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than such Investor, this Agreement and each of the Transaction Documents to which such Investor is a party are duly authorized, executed and delivered by such Investor, and constitutes the legal, valid and binding obligations of such Investor, enforceable against such Investor in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

Section 3.3            No Conflicts.

Neither the execution or delivery by such Investor of this Agreement or any Transaction Document to which such Investor is a party, nor the consummation or performance by such Investor of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the organizational documents of such Investor (if such Investor is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which such Investor is a party or by which the properties or assets of such Investor are bound; or (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of such Investor under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of the Company under, any note, bond, mortgage, indenture, Contract, lease, License, permit, franchise or other instrument or obligation to which such Investor is a party or any of such Investor’s assets and properties are bound or affected, except, in the case of clauses (b) or (c) for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on such Investor.

Section 3.4            Certain Proceedings.

There is no Action pending against, or to the Knowledge of such Investor, threatened against or affecting, such Investor by any Governmental Authority or other Person with respect to such Investor that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.

Section 3.5            No Brokers or Finders.

No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against such Investor for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of such Investor, and such Investor will indemnify and hold the Company and its Affiliates harmless against any liability or expense arising out of, or in connection with, any such claim.

Section 3.6            Investment Representations.

Each Investor severally, and not jointly, hereby represents and warrants, solely with respect to itself and not any other Investor, to the Company as follows:

(a)           Purchase Entirely for Own Account.  Such Investor is acquiring the Securities proposed to be acquired hereunder for investment for its own account and not with a view to the resale or distribution of any part thereof, and such Investor has no present intention of selling or otherwise distributing such Securities, or the Conversion Shares, except in compliance with applicable securities Laws.

(b)           Restricted Securities.  Such Investor understands that the Securities and the Conversion Shares are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Investor pursuant hereto, the Securities and the Conversion Shares would be acquired in a transaction not involving a public offering.  The issuance of the Securities hereunder is being effected, and the issuance of the Conversion Shares upon conversion of the Securities will be effected, in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act, Rule 506 of Regulation D and Regulation S.  Such Investor further acknowledges that if the Securities (or upon conversion, the Conversion Shares) are issued to such Investor in accordance with the provisions of this Agreement, such Securities (and upon conversion, such Conversion Shares) may not be resold without registration under the Securities Act or the existence of an exemption therefrom.  Such Investor represents that he is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act

(c)           Acknowledgment of Non-Registration.  Such Investor understands and agrees that the Securities to be issued pursuant to this Agreement, and the Conversion Shares issuable upon conversion of the Securities, have not been registered under the Securities Act or the securities Laws of any state of the U.S. and that the Company has no obligation hereunder, nor does such Investor have any right(s) under any of the Transaction Documents to registration of such Securities or such Conversion Shares.

(d)           Status.  By its execution of this Agreement, such Investor represents and warrants to the Company as indicated on its signature page to this Agreement, either that: (i) such Investor is an Accredited Investor; or (ii) such Investor is not a U.S. Person.  Such Investor understands that the Securities are being offered and sold to such Investor in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth in this Agreement, in order that the Company may determine the applicability and availability of the exemptions from registration of the Securities on which the Company is relying.

(e)           Additional Representations and Warranties.  Such Investor, severally and not jointly, further represents and warrants to the Company as follows: (i) such Person qualifies as an Accredited Investor; (ii) such Person consents to the placement of a legend on any certificate or other document evidencing the Securities or the Conversion Shares substantially in the form set forth in Section 3.7(a); (iii) such Person has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Person’s or entity’s interests in connection with the transactions contemplated by this Agreement; (iv) such Person has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Securities and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Securities; (v) such Person has received and reviewed the Memorandum and had access to the SEC Reports; (vi) such Person has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such Person has requested and all such public information is sufficient for such Person to evaluate the risks of investing in the Securities; (vii) such Person has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Securities; (viii) such Person is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement or the SEC Reports; (ix) such Person will not sell or otherwise transfer the Securities, or the Conversion Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available; (x) such Person understands and acknowledges that the Company is under no obligation to register the Securities or the Conversion Shares for sale under the Securities Act; (xi) such Person represents that the address furnished in Schedule I is the principal residence if he is an individual or its principal business address if it is a corporation or other entity; (xii) such Person understands and acknowledges that the Securities have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such Person and that any representation to the contrary is a criminal offense; and (xiii) such Person acknowledges that the representations, warranties and agreements made by such Person herein shall survive the execution and delivery of this Agreement and the purchase of the Securities.

(f)           Additional Representations and Warranties of Non-U.S. Persons.  Each Investor that is not a U.S. Person, severally and not jointly, further represents and warrants to the Company as follows: (i) at the time of (A) the offer by the Company and (B) the acceptance of the offer by such Person, of the Securities, such Person was outside the U.S; (ii) no offer to acquire the Securities or otherwise to participate in the transactions contemplated by this Agreement was made to such Person or its representatives inside the U.S.; (iii) such Person is not purchasing the Securities for the account or benefit of any U.S. Person, or with a view towards distribution to any U.S. Person, in violation of the registration requirements of the Securities Act; (iv) such Person will make all subsequent offers and sales of the Securities or any Conversion Shares either (A) outside of the U.S. in compliance with Regulation S; (B) pursuant to a registration under the Securities Act; or (C) pursuant to an available exemption from registration under the Securities Act; (v) such Person is acquiring the Securities for such Person’s own account, for investment and not for distribution or resale to others; (vi) such Person has no present plan or intention to sell the Securities or any Conversion Shares in the U.S. or to a U.S. Person at any predetermined time, has made no predetermined arrangements to sell the Securities or any Conversion Shares and is not acting as an underwriter or dealer with respect to such securities or otherwise participating in the distribution of such securities; (vii) neither such Person, its Affiliates nor any Person acting on behalf of such Person, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Securities or any Conversion Shares at any time after the Closing Date through the one year anniversary of the Closing Date except in compliance with the Securities Act; (viii) such Person consents to the placement of a legend on any certificate or other document evidencing the Securities substantially in the form set forth in  Section 3.7(b) and (ix) such Person is not acquiring the Securities in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

(g)           Opinion.  Such Investor will not transfer any or all of such Investor’s Securities, or any Conversion Shares issued upon conversion of such Securities, pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such Investor’s Securities, without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws

(h)           Consent.  Such Investor understands and acknowledges that the Company may refuse to transfer the Securities or any Conversion Shares, unless such Investor complies with Section 3.7 and any other restrictions on transferability set forth herein or in the Series B Designation.  Such Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Securities or the Company’s Common Stock in order to implement the restrictions on transfer of the Securities.

Section 3.7            Stock Legends.  Such Investor hereby agrees with the Company as follows:

(a)           The certificates evidencing the Securities issued to those Investors who are Accredited Investors, the Conversion Shares issued upon conversion thereof, and each certificate issued in transfer thereof, will bear the following or similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL WHICH IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

The certificates evidencing the Securities, and each certificate issued in transfer thereof, will bear the following or similar additional legend:

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A COMPLETE STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATION, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OR SUCH PREFERENCES AND/OR RIGHTS.  ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY.

(b)           The certificates evidencing the Securities issued to those Investors who are not U.S. Persons, the Conversion Shares issued upon conversion thereof, and each certificate issued in transfer thereof, will bear the following or similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO THE PROVISIONS OF REGULATION S UNDER SAID ACT.

The certificates evidencing the Securities, and each certificate issued in transfer thereof, will bear the following or similar additional legend:

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A COMPLETE STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATION, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OR SUCH PREFERENCES AND/OR RIGHTS.  ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY.

(c)           Other Legends.  The certificates representing such Securities, and each certificate issued in transfer thereof, and the certificates representing any Conversion Shares, will also bear any other legend required under any applicable Law, including, without limitation, any state corporate and state securities law, or contract.

(d)           Certain Trading Activities.  Such Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitation, Short Sales involving the Company’s securities) since the time that such Investor was first contacted by the Company regarding the investment in the Company contemplated herein.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act (“Regulation SHO”) and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S.  broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

(e)            Residency; Foreign Securities Laws.  Unless such Investor resides, in the case of individuals, or is headquartered or formed, in the case of entities, in the U.S., such Investor acknowledges that the Company will not issue any Securities or Conversion Shares in compliance with the laws of any jurisdiction outside of the U.S. and the Company makes no representation or warranty that any Securities or any Conversion Shares issued outside of the U.S. have been offered or sold in compliance with the laws of the jurisdiction into which such Securities or Conversion Shares were issued.  Any Investor not a resident of or formed in the U.S. warrants to the Company that no filing is required by the Company with any governmental authority in such Investor’s jurisdiction in connection with the transactions contemplated hereby.  If such Investor is domiciled or was formed outside of the U.S., such Investor has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the acquisition of the Securities or any Conversion Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities or the Conversion Shares.  If such Investor is domiciled or was formed outside the U.S., such Investor’s acquisition of and payment for, and its continued ownership of the Securities  or the Conversion Shares, will not violate any applicable securities or other laws of his, her or its jurisdiction.

Section 3.8            Disclosure.

No representation or warranty of such Investor contained in this Agreement or any other Transaction Document and no statement or disclosure made by or on behalf of such Investor to the Company or any of its Subsidiaries pursuant to this Agreement or any other Transaction Document herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investors that, except as otherwise disclosed in the SEC Reports filed prior to the date hereof, the statements contained in this Article IV,  are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV) (except where another date or period of time is specifically stated herein for a representation or warranty).

Section 4.1            Organization and Qualification.

Each of the Company and its Subsidiaries is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, has all requisite corporate authority and power, governmental Licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company.

Section 4.2            Authority.

The Company and each of its Subsidiaries has all requisite authority and power, Licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other Transaction Documents to which the Company and such Subsidiary is a party and any other certificate, agreement, document or instrument to be executed and delivered by the Company or such Subsidiary in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the other Transaction Documents by the Company and any of its Subsidiaries and the performance by the Company and any of its Subsidiaries of their respective obligations hereunder and thereunder and the consummation by the Company and any of its Subsidiaries of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and such Subsidiary.  Except for the filing of the Series B Designation prior to the first Closing, and any consents that will be obtained by the Company prior to the first Closing, neither the Company nor any of its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby.  This Agreement has been, and each of the Transaction Documents to which the Company and any of its Subsidiaries is a party will be, duly and validly authorized and approved, executed and delivered by the Company and such Subsidiary.

Section 4.3            Binding Obligations.

Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Company and its Subsidiaries, this Agreement and each of the Transaction Documents to which the Company and any of its Subsidiaries is a party are duly authorized, executed and delivered by the Company and such Subsidiary and constitutes the legal, valid and binding obligations of the Company and such Subsidiary enforceable against the Company and such Subsidiary in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

Section 4.4            No Conflicts.

Neither the execution nor the delivery by the Company or any of its Subsidiaries of this Agreement or any Transaction Document to which the Company or any of its Subsidiaries is a party, nor the consummation or performance by the Company or any of its Subsidiaries of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Company Organizational Documents, (b) contravene, conflict with or result in a violation of any Law, Order, charge or other restriction or decree of any Governmental Authority or any rule or regulation of the Principal Market applicable to the Company or any of its Subsidiaries, or by which the Company or any of its Subsidiaries or any of their respective assets and properties are bound or affected, (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of the Company under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of the Company or any of its Subsidiaries under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets and properties are bound or affected; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Licenses, permits, authorizations, approvals, franchises or other rights held by the Company or any of its Subsidiaries or that otherwise relate to the business of, or any of the properties or assets owned or used by, the Company or any of its Subsidiaries, except, in the case of clauses (b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on the Company as a whole.

Section 4.5            Subsidiaries.

Except as set forth in the SEC Reports filed prior to the date hereof, the Company does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.  There are no Contracts or other obligations (contingent or otherwise) of the Company to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, any other Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

Section 4.6            Capitalization.

(a)           The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, $0.001 par value per share of which (i) 89,855,816 shares of Common Stock are issued and outstanding; (ii) 1,997,500 shares of Common Stock are issuable upon the exercise of outstanding warrants; (iii) 5,240,000 shares of the Company’s Common Stock are issuable upon the exercise of unvested options granted under the Company’s 2012 Long-Term Incentive Plan; (iv) 1,000,000 of preferred stock are issued and outstanding (the “Series A Preferred Stock”), and (v) upon the filing of the Series B Designation with the Secretary of State of the State of Nevada prior to the first Closing, 2,000,000 shares of Series B Preferred Stock.  In addition, there are 4,685,000 shares of Common Stock reserved for issuance under the Company’s 2012 Long-Term Incentive Plan.  Except as set forth above, no shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding.  All outstanding shares of the capital stock of the Company are, and all such shares that may be issued prior to the Closing Date will be when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Laws of the jurisdiction of the Company’s organization, the Company Organizational Documents or any Contract to which the Company is a party or otherwise bound. Except as set forth above, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which the Company is a party or by which it is bound (x) obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company, (y) obligating the Company to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (z) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of the Company.  There are no outstanding Contracts or obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company.  There are no registration rights, proxies, voting trust agreements or other agreements or understandings with respect to any class or series of any capital stock or other security of the Company to which the Company is a party.  Notwithstanding the foregoing sentence, the Company is aware that Mr. John Bordynuik entered into a letter agreement dated May 15, 2012 with the investors in the Company’s May 2012 private placement with respect to, among other things, Mr. Bordynuik’s voting and ownership of certain securities of the Company.

(b)           The issuance of the Securities to the Investors has been duly authorized and, upon delivery to the Investors of certificates therefor in accordance with the terms of this Agreement, the Securities will have been validly issued and fully paid, and will be nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Investors and restrictions on transfer imposed by this Agreement and the Securities Act.  The Conversion Shares have been duly authorized, reserved for issuance and, upon issuance in accordance with the Series B Designation, will have been validly issued and fully paid, and will be nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Investors and restrictions on transfer imposed by this Agreement and the Securities Act

Section 4.7            Title to Assets.

The Company and each Subsidiary has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of their respective businesses.  All such assets and properties, other than assets and properties in which the Company or any of its Subsidiaries has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of the Company or such Subsidiary to conduct business as currently conducted.

Section 4.8            Intellectual Property.

The Company and its Subsidiaries own or possess adequate rights or licenses to use all Intellectual Property necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted.  None of the Company’s or any of its Subsidiaries’ Intellectual Property has expired, terminated or been abandoned, or is expected to expire, terminate or be abandoned, within two years from the date of this Agreement.  Neither the Company nor any of its Subsidiaries has Knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property of other Persons.  There is no claim, action or proceeding being made or brought, or to the Knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property.  To the Knowledge of the Company or any of its Subsidiaries, there are no facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  The Company and each Subsidiary has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their respective Intellectual Property.

Section 4.9            SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC, pursuant to the Exchange Act (the “SEC Reports”).

Section 4.10          Listing and Maintenance Requirements.

The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing or quotation of the Common Stock on the trading market on which the Common Stock is currently listed or quoted.  Neither the issuance and sale of the Securities under this Agreement, nor the issuance of any Conversion Shares upon conversion of the Securities, contravene the rules and regulations of the trading market on which the Common Stock is currently listed or quoted, and no approval of the stockholders of the Company is required for the Company to issue and deliver to the Investors the Securities contemplated by this Agreement.

Section 4.11          No General Solicitation.

Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions relating to or arising out of the transactions contemplated hereby.

Section 4.12          Disclosure.

All documents and other papers delivered or made available by or on behalf of the Company or any of its Subsidiaries in connection with this Agreement are true, complete, correct and authentic in all material respects.  No representation or warranty of the Company or any of its Subsidiaries contained in this Agreement and no statement or disclosure made by or on behalf of the Company or any of its Subsidiaries to any Investor pursuant to this Agreement or any other agreement contemplated herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE V
COVENANTS

Section 5.1            Form D; Blue Sky.

The Company shall file a Form D with respect to the Securities as required under Regulation D.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification).  Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “blue sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Investors.

Section 5.2            Disclosure of Transactions and Other Material Information.

On or before the fourth (4th) Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) (including all attachments, the “8-K Filing”), which such 8-K Filing may disclose the identity of the Investors that are party to this Agreement.

Section 5.3            Rule 144.

With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit an Investor to sell securities of the Company to the public without registration, the Company shall:

(i)            make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times;

(ii)           use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)           furnish to any Investor forthwith upon request  such  information as may be reasonably requested in availing any Investor of any rule or regulation of the SEC that permits the selling of any such securities without registration.

ARTICLE VI
CONDITIONS TO CLOSING

Section 6.1            Conditions to Obligation of the Parties Generally.

The Parties shall not be obligated to consummate the transactions to be performed by each of them in connection with the Closing if, on the Closing Date, (i) any Action shall be pending or threatened before any Governmental Authority wherein an Order or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (ii) any Law or Order which would have any of the foregoing effects shall have been enacted or promulgated by any Governmental Authority.

Section 6.2            Conditions to Obligation of the Investors.

The obligations of the Investors to enter into and perform their respective obligations under this Agreement are subject, at the option of the Investors, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Investors in writing:

(a)           The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date);

(b)           Company shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by terms such as “material” and “Material Adverse Effect,” in which case the Company shall have performed and complied with all of such covenants in all respects through the Closing;

(c)           No action, suit, or proceeding shall be pending or, to the Knowledge of the Company, threatened before any Governmental Authority wherein an Order or charge would (A) affect adversely the right of the Investors to own the Securities, or (B) affect adversely the right of the Company to own its assets or to operate its business (and no such Order or charge shall be in effect), nor shall any Law or Order which would have any of the foregoing effects have been enacted or promulgated by any Governmental Authority;

(d)           No event, change or development shall exist or shall have occurred since the date of this Agreement that has had or is reasonably likely to have a Material Adverse Effect on the Company;

(e)           All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Company and Company shall have delivered proof of same to the Investors;

(f)           Company shall have filed all reports and other documents required to be filed by it under the U.S. federal securities laws through the Closing Date;

(g)           Company shall have maintained its status as a company whose common stock is quoted on the Principal Market and no reason shall exist as to why such status shall not continue immediately following the Closing;

(h)           Trading in the Common Stock shall not have been suspended by the SEC or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a trading market; and

(i)           The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to each Investor each of the Transaction Documents to which it is a party and the Company shall have delivered instructions to its transfer agent to issue to such Investor the Shares in such aggregate number of Shares as is set forth across from such Investor’s name in column (3) of Schedule I.

Section 6.3            Conditions to Obligation of the Company.

The obligations of the Company to enter into and perform its obligations under this Agreement are subject, at the option of the Company, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company:

(a)           The representations and warranties of the Investors set forth in this Agreement shall be true and correct in all material respects as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date);

(b)           The Investors shall have performed and complied with all of their covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by terms such as “material” and “Material Adverse Effect,” in which case the Investors shall have performed and complied with all of such covenants in all respects through the Closing;

(c)           Each Investor shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company;

(d)           Each Investor shall have delivered to the Company the Purchase Price for the Shares being purchased by such Investor at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company; and

(e)           All actions to be taken by the Investors in connection with consummation of the transactions contemplated hereby and all payments, certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Company.

ARTICLE VII
SURVIVAL; INDEMNIFICATION

Section 7.1            Survival.

All representations, warranties, covenants, and obligations in this Agreement shall survive the Closing.

Section 7.2            Indemnification.

In consideration of each Investor’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or any of its Subsidiaries in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company or any of its Subsidiaries contained in any of the Transaction Documents or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any of its Subsidiaries) and arising out of or resulting from the execution, delivery, performance or enforcement of any of the Transaction Documents other than due to such Investor’s misconduct or gross negligence.

ARTICLE VIII
TERMINATION

Section 8.1            Termination.

In the event that the Closing shall not have occurred with respect to an Investor within five (5) days of the date hereof, then such Investor shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Investor to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8.1 shall not be available to such Investor if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Investor’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Shares shall be applicable only to such Investor providing such written notice.  Nothing contained in this Section 8.1 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

ARTICLE IX
MISCELLANEOUS PROVISIONS

Section 9.1            Expenses.

Except as otherwise expressly provided in this Agreement, each Party will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants.  In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of such Party arising from a breach of this Agreement by another Party.

Section 9.2            Confidentiality.

The Parties will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another Person in connection with this Agreement or the transactions contemplated by this Agreement, unless (i) such information is already known to such Party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such Party, (ii) the use of such information is necessary or appropriate in making any required filing with the SEC, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings. If the transactions contemplated by this Agreement are not consummated, each Party will return or destroy all of such written information each party has regarding the other Parties.

Section 9.3            Independent Nature of Investors’ Obligations and Rights.

The obligations of each Investor under the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents.  The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with such Investor making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring such Investor’s investment in the Securities or enforcing its rights under the Transaction Documents.  The Company and each Investor confirms that each Investor has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Investor.  It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, each Subsidiary and an Investor, solely, and not between the Company, its Subsidiaries and the Investors collectively and not between and among the Investors.

Section 9.4            Notices.

All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the Business Day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) Business Days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the Business Day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission or other electronic means, including email, on the Business Day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding Business Day.  If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 9.4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender).  All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company, to:	JBI, Inc. 20 Iroquois Street Niagara Falls, NY 14303 Attention: Matthew Ingham, CFO Telephone: (716) 278-0015

If to the Investors, to:	The applicable address set forth in column (1) on Schedule I.

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder.

Section 9.5            Further Assurances.

The Parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other Parties may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

Section 9.6            Amendment and Waivers.

The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company, provided that any Party may give a waiver as to itself.  The rights and remedies of the Parties are cumulative and not alternative.  Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.  To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, prior to Closing, the Investors who have subscribed to purchase  at least 75% of the Shares may waive the Company’s obligation to comply with any closing condition in Section 6.2 hereof.

Section 9.7            Entire Agreement.

This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Investor has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Investor in the Company, (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries or any rights of or benefits to any Investor or any other Person in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Investor and all such agreements shall continue in full force and effect, or (iii) limit any obligations of the Company under any of the other Transaction Documents.

Section 9.8            Assignments, Successors, and No Third-Party Rights.

No Party may assign any of its rights under this Agreement without the prior consent of the other Parties.  Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties.  Except as set forth in Article VII hereof, nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

Section 9.9            Severability.

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 9.10          Section Headings.

The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.  All references to “Article” or “Articles” or “Section” or “Sections” refer to the corresponding Article or Articles or Section or Sections of this Agreement, unless the context indicates otherwise.

Section 9.11          Construction.

The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local, or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  Unless otherwise expressly provided, the word “including” shall mean including without limitation.  The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance.  If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of such representation, warranty, or covenant.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

Section 9.12          Counterparts.

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 9.13          Specific Performance.

Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the U.S. or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 9.14 below), in addition to any other remedy to which they may be entitled, at Law or in equity.

Section 9.14          Governing Law; Submission to Jurisdiction.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflicts of law principles thereof that would result in the application of any law other than the law of the State of New York.  The United States District Courts located in New York City or the Commercial Division of the New York Supreme Court Branch, New York County, shall have exclusive jurisdiction over any and all disputes among the parties hereto, whether in law or equity, arising out of or relating to this Agreement.  Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.  Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 9.4 above.  Nothing in this Section 9.14, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity.  Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

Section 9.15          Waiver of Jury Trial.

EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signatures follow on next page]

IN WITNESS WHEREOF, the Company and the Investors have caused their respective signature pages to this Subscription Agreement to be duly executed as of the date first written above.

COMPANY:

JBI, INC.

By:
Name:	Kevin P. Rauber
Title:	President and Chief Executive Officer

[Signatures Continue on Next Page]

[Company Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Company and the Investors have caused their respective signature pages to this Subscription Agreement to be duly executed as of the date first written above.

INDIVIDUAL INVESTOR:

(Print Name)	(Signature)

(Print Name of Joint Investor)	(Signature of Joint Investor)

PARTNERSHIP, CORPORATION, TRUST, LLC OR OTHER ENTITY:

(Print Name of Entity)	(Signature)

(Print Name and Title of Person Signing)

[Investor Signature Page to Subscription Agreement]